UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report
May 10, 2004
(Date of earliest event reported)

Callon Petroleum Company

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-14039 (Commission File Number)	64-0844345 (I.R.S. Employer Identification Number)

200 North Canal St.
Natchez, Mississippi 39120
(Address of principal executive offices, including zip code)

(601) 442-1601
(Registrant’s telephone number, including area code)

Item 7. Financial Statements and Exhibits
Item 9. Regulation FD Disclosure
Item 12. Results of Operations and Financial Condition
SIGNATURES
Exhibit Index
Press Release
Press Release
Press Release

Item 7. Financial Statements and Exhibits

     Exhibits

Exhibit Number	Title of Document
99.1	Press release dated May 10, 2004, reporting the results of operations for the three-month period ended March 31, 2004.
99.2	Press release dated May 10, 2004, announcing guidance for both the second quarter and full year 2004.
99.3	Press release dated May 11, 2004, reporting the acceptance of a commitment from Union Bank of California for a three-year $175 million credit facility.

Item 9. Regulation FD Disclosure

     On May 10, 2004, Callon Petroleum Company issued the press release attached as Exhibit 99.2 announcing guidance information for both the second quarter and full year 2004.

     On May 11, 2004, Callon Petroleum Company issued a press release attached as Exhibit 99.3 announcing that the company has accepted a commitment from Union Bank of California for a three-year $175 million credit facility.

Item 12. Results of Operations and Financial Condition

On May 10, 2004, Callon Petroleum Company issued the press release attached as Exhibit 99.1 reporting the results of operations for the three-month period ended March 31, 2004.

As disclosed in a press release dated May 4, 2004, the company announced that its conference call reporting first quarter 2004 results would be held on Tuesday, May 11, 2004 beginning at 10:00 a.m. (CST).

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Callon Petroleum Company

May 11, 2004	By:	s/s John S. Weatherly

John S. Weatherly
Senior Vice President and
Chief Financial Officer

2

Exhibit Index

Exhibit Number	Title of Document
99.1	Press release dated May 10, 2004, reporting the results of operations for the three-month period ended March 31, 2004.
99.2	Press release dated May 10, 2004, announcing guidance for both the second quarter and full year 2004.
99.3	Press release dated May 11, 2004, reporting the acceptance of a commitment from Union Bank for a three-year $175 million credit facility.